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                                                                 EXHIBIT 10.102


                                                                           FFCA
                                                                     DenAmerica
                                                                 Black-eyed Pea
                                                                      Location:
                                                            -------------------

                                                            -------------------
                                                                       (------)
                                                                   Store # ____

                                    SUBLEASE

         THIS SUBLEASE is made and entered into as of the ____ day of       ,
1996, by and between DENAMERICA CORP., a Georgia corporation ("Sublessor"), and TEXAS BEP, L.P., a Texas limited partnership ("Sublessee").

                                    RECITALS

         A. Sublessor has entered into a certain Lease of even date herewith (the "Base Lease"), with respect to certain premises more particularly described therein at the location and bearing the store number set forth above (the "Premises").

         B. Sublessee desires to sublease the Premises from Sublessor, and Sublessor desires to sublease the Premises to Sublessee, on the terms and conditions herein set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sublessor and Sublessee hereby agree as follows:

         1. GRANT. Sublessor hereby subleases the Premises to Sublessee, and Sublessee hereby subleases the Premises from Sublessor, on the terms and conditions herein set forth.

         2. INCORPORATION OF BASE LEASE; EXCEPTIONS. Each and every provision of the Base Lease is incorporated herein by reference. Sublessor shall sublet the Premises to Sublessee under the same rental, terms and conditions to which Sublessor agreed as the "Lessee" in the Base Lease, except as otherwise herein provided. Wherever the term "Lessor" appears, it shall be deemed to refer to Sublessor and wherever the term "Lessee" appears, it shall be deemed to refer to Sublessee. Sublessee shall render performance to
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Sublessor as required under all of the terms of the Base Lease. Sublessee shall be entitled under this Sublease to all of the rights and benefits that the Sublessor, as Lessee, enjoys under the Base Lease.

           (A) TERM. Sublessee's right to occupy and possess the Premises shall commence as of the date set forth above and shall expire one day prior to the end of the term of the Base Lease.

           (B) BASE RENT AND OTHER CHARGES. Sublessee shall pay to Sublessor at the times and as provided in the Base Lease the rent and any and all property taxes and assessments, common area expenses, insurance costs and other charges which Sublessor incurs as Lessee as set forth in the Base Lease.

           (C) EXTENSION OF LEASE BY SUBLESSEE. Sublessee shall have the right to extend the term of this Sublease on the same terms as set forth in the Base Lease by giving notice to Sublessor not later than the five (5) days prior to the date on which Sublessor, as Lessee, must exercise its option under the Base Lease. Sublessor, as Lessee under the Base Lease, shall timely exercise all corresponding options under the Base Lease.

         (D) NOTICES. The initial notice addresses of the parties hereto, for purposes of the notice provision of the Base Lease, shall be as set forth below.

         3. REAFFIRMATION OF BASE LEASE. All of the terms, conditions and provisions of the Base Lease are reaffirmed by Sublessor and Sublessee.

         4. TERMINATION. In the event of the termination of the Base Lease under its own terms or under any provision thereof that authorizes such termination, this Sublease shall simultaneously and automatically terminate (without being deemed, however, to be a waiver by Sublessee of any other rights or remedies it may have under this Sublease).

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         IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first above written.

                                       SUBLESSOR:

ADDRESS:                               DENAMERICA CORP., a Georgia corporation

7373 N. Scottsdale Road                By:_____________________________________
Suite D-120                            Name:    Todd S. Brown
Scottsdale, Arizona  85253             Title:   Vice President

                                       SUBLESSEE:

                                       TEXAS BEP, L.P., a Texas limited
                                       partnership

7373 N. Scottsdale Road                By:  Black-eyed Pea U.S.A., Inc., a
Suite D-120                                 Texas corporation
Scottsdale, Arizona  85253             Its: General Partner



                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________

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                           ACKNOWLEDGEMENT AND CONSENT

         FFCA Acquisition Corporation, a Delaware corporation ("FFCA"), as Lessor under the Lease, hereby acknowledges and consents to this Sublease, provided that FFCA shall not be deemed to have assumed any obligation, liability or duty by virtue of its acknowledgement and consent.

                                  FFCA ACQUISITION CORPORATION, a Delaware corporation

                                  By:__________________________________________
                                  Name:    Stephen Y. Schwanz
                                  Title:   Vice President, Corporate Finance

STATE OF ARIZONA           )
                           ) ss.
COUNTY OF MARICOPA  )

         The foregoing instrument was acknowledged before me this _____ day of July, 1996, by Todd S. Brown, the Vice President of DenAmerica Corp., a Georgia corporation, on behalf of the corporation.

                                     ------------------------------------------
                                     Notary Public

My commission expires:

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STATE OF ARIZONA         )
                         ) ss.
COUNTY OF MARICOPA  )

         The foregoing instrument was acknowledged before me this _____ day of July, 1996, by _____________________, the ________________ of Black-eyed Pea
U.S.A., Inc., a Texas corporation, General Partner of Texas BEP, L.P., a Texas limited partnership, on behalf of the limited partnership.

                                   ------------------------------------------
                                   Notary Public

My commission expires:

- ----------------------



STATE OF ARIZONA          )
                          ) ss.
COUNTY OF MARICOPA  )

         The foregoing instrument was acknowledged before me this _____ day of July, 1996, by Stephen Y. Schwanz, Vice President, Corporate Finance of FFCA Acquisition Corporation, a Delaware corporation, on behalf of the corporation.

                                 ------------------------------------------
                                 Notary Public

My commission expires:

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